Effective immediately, the ticker symbol chart located on the front cover is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	NDVAX
Class B	NDVBX
Class C	NDVCX
Class I	NDVIX
Class R1	NDVRX
Class R2	NDVSX
Class R3	NDVTX
Class R4	NDVUX

Effective immediately, the last paragraph in the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading “Summary of Key Information” is deleted in its entirety.

Effective immediately, the second paragraph under the main heading “Description of Share Classes” is deleted in its entirety.

Effective immediately, the fourth paragraph in the sub-section entitled "How to Purchase Shares" under the main heading “How to Purchase, Redeem, and Exchange Shares” is deleted in its entirety.